Exhibit 99.2

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
April 30, 2000



        Expected B Maturity                         9/15/04


        Blended Coupon                               6.4481%


        Excess Protection Level
          3 Month Average   5.72%
            April, 2000   5.36%
            March, 2000   5.75%
            February, 2000   6.05%


        Cash Yield                                  18.08%


        Investor Charge Offs                         4.70%


        Base Rate                                    8.02%


        Over 30 Day Delinquency                      4.72%


        Seller's Interest                           10.74%


        Total Payment Rate                          13.82%


        Total Principal Balance                     $52,271,464,953.72


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $5,612,664,435.23